SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIO-RAD LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

BIO-RAD LABORATORIES, INC.

TO BE HELD APRIL 27, 2004

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

The annual meeting of the stockholders of Bio-Rad Laboratories, Inc., a Delaware corporation (“Bio-Rad” or the “Company”), will be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 27, 2004 at 4:00 p.m., Pacific Daylight Time, to consider and vote on:

(1)	The election of two directors of the Company by the holders of outstanding Class A Common Stock and five directors of the Company by the holders of outstanding Class B Common Stock;

(2)	A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004;

(3)	To approve an amendment to our certificate of incorporation to increase the authorized number of shares of capital stock from 77,500,000 to 107,500,000 shares by increasing the authorized number of shares of Class A Common Stock from 50,000,000 to 80,000,000 shares; and

(4)	Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 1, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. Our stock transfer books will not be closed.

All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of our common stock must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed proxy will be greatly appreciated. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your proxy.

All stockholders who attend the annual meeting are invited to join us for a reception immediately following the meeting.

By order of the Board of Directors

BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

March 31, 2004

BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2004

Information Regarding Proxies

Our Board of Directors is soliciting the enclosed proxy in connection with our annual meeting of stockholders to be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 27, 2004 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof. Copies of this proxy statement and the accompanying notice and proxy card are first being mailed on or about March 31, 2004 to all stockholders entitled to vote.

We will pay the cost of this proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. We may retain Georgeson Shareholder Services, a proxy solicitation firm, to solicit proxies in connection with our annual meeting, at an estimated cost of $6,000.00.

Shares for which a properly executed proxy in the enclosed form is returned will be voted at our annual meeting in accordance with the directions on such proxy. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s), and to approve those other matters that may properly come before the annual meeting at the discretion of the person named in the proxy. Any proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with our Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting in person and announcing such revocation. Attendance at the annual meeting will not, by itself, constitute revocation of a proxy.

Voting Securities

Our securities entitled to vote at the meeting consist of shares of our Class A Common Stock and Class B Common Stock, both $0.0001 par value (collectively, “Common Stock”). 20,800,252 shares of Class A Common Stock and 4,850,140 shares of Class B Common Stock were issued and outstanding at the close of business on March 1, 2004. Only stockholders of record at the close of business on March 1, 2004 will be entitled to notice of and to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of our Voting Power will constitute a quorum for the transaction of business; provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each respective class, and the amendment of our certificate of incorporation to increase the authorized number of shares of capital stock shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of our Voting Power. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes our “Voting Power.”

The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other five directors. The stockholders do not have any right to vote cumulatively in any election of directors. Under Delaware law, directors elected by each class shall be elected by a plurality of the votes in the respective class.

On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of our Voting Power present in person or represented by proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this proxy statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

Under our Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) with respect to the directors to be elected by each class of Common Stock, the director nominees receiving the highest number of votes, up to the number of directors to be elected by that class, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table presents certain information as of March 1, 2004 (except as noted below), with respect to our Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to us to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each of our directors, (iii) certain of our executive officers named in the “Summary Compensation Table” of this proxy statement and (iv) all of our directors and executive officers as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

	Class A Common Stock(1)		Class B Common Stock
Name and, with Respect to Owner of 5% or More, Address	Number of Shares and Nature of Ownership(2)	Percent of Class	Number of Shares and Nature of Ownership(2)	Percent of Class
Blue Raven Partners, L.P.(3) 1000 Alfred Nobel Drive Hercules, CA 94547	—	0.0%	4,060,054	83.7%

Private Capital Management, Inc.(4) 8889 Pelican Bay Boulevard Suite 500 Naples, FL 34108	2,383,568	11.5%	—	0.0%

Bernard A. Egan 1900 Old Dixie Highway Fort Pierce, FL 34946	1,347,963	6.5%	—	0.0%

Nordea 1, SICAV(5) 672, rue de Neudorf Findel P.O. Box 782 L-2017, Luxembourg	1,111,300	5.3%	—	0.0%

David and Alice N. Schwartz(6)(7)(10) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	3,209,623	15.4%	4,569,736	87.8%

Norman Schwartz(6)(8)(9)(10) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	211,454	1.0%	4,121,428	84.4%

Steven Schwartz(6)(8)(11) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	165,077	0.8%	4,071,434	83.9%

James J. Bennett(10)	51,316	0.2%	47,454	1.0%

John Goetz(10)	49,063	0.2%	—	0.0%

Albert J. Hillman(10)	8,908	0.0%	8,234	0.2%

Ruediger Naumann-Etienne(10)	3,000	0.0%	200	0.0%

Philip L. Padou(10)	—	0.0%	—	0.0%

Sanford S. Wadler(10)	51,833	0.2%	—	0.0%

Christine A. Tsingos(10)	2,000	0.0%	—	0.0%

All directors and executive officers as a group(10)(12 persons)	3,596,970	17.2%	4,688,508	89.5%

(1)	Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners 15.8%; Private Capital Management, Inc. 9.3%; Bernard A. Egan 5.3%; Nordea 1, SICAV 4.3%, David and Alice N. Schwartz 29.9%; Norman Schwartz 16.9%; Steven Schwartz 16.5%; James J. Bennett 0.4% ; John Goetz 0.2%; Albert J. Hillman 0.1%; Ruediger Naumann-Etienne 0.0%; Philip L. Padou 0.0%; Sanford S. Wadler 0.2%; Christine A. Tsingos 0.0%; and all directors and executive officers as a group 31.7%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

(2)	Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

(3)	David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership (the “Partnership”), and, as such, share voting and dispositive power over the Class B Common Stock held by the Partnership.

(4)	Based solely on a Form 13F filed on February 13, 2004 with the Securities and Exchange Commission pursuant to Rule 13f-1 of the Exchange Act. Includes 1,111,300 shares owned by Nordea 1, SICAV.

(5)	Based solely on an amended Schedule 13G filed on February 13, 2004 with the Securities and Exchange Commission pursuant to Rules 13d-1(b) of the Exchange Act. All of these shares are included in the number of shares held by Private Capital Management, Inc.

(6)	Includes 4,060,054 shares of Class B Common Stock held by the Partnership.

(7)	David and Alice N. Schwartz each have a one-half community property interest in these shares. Also includes 11,437 shares of Class A Common Stock held by the David and Alice N. Schwartz Charitable Remainder Unitrust of which Dave and Alice N. Schwartz are the sole trustees. Also includes 41,176 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners.

(8)	Norman Schwartz and Steven Schwartz are sons of David and Alice N. Schwartz.

(9)	Includes 9,870 shares owned by Norman Schwartz’s wife, as to which Norman Schwartz disclaims any beneficial ownership.

(10)	Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of March 1, 2004, under the Company’s employee stock purchase plan and stock option agreements, as follows: David Schwartz, 352,192 Class B shares; Norman Schwartz, 34,274 Class B shares; James J. Bennett, 15,874 Class A shares; John Goetz, 33,656 Class A shares; Sanford S. Wadler, 26,633 Class A shares; Christine A. Tsingos 2,000 Class A shares, and all directors and officers as a group, 96,463 Class A shares and 386,466 Class B shares.

(11)	Includes 9,870 shares owned by Steven Schwartz’s wife, as to which Steven Schwartz disclaims any beneficial ownership.

I. ELECTION OF DIRECTORS

Our Board of Directors currently has seven members. The seven persons nominated are listed in the following table as the candidates nominated for the respective classes of Common Stock indicated. All are currently our directors with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among our current and nominated directors or executive officers. As husband and wife, David and Alice N. Schwartz share equally in all remuneration and other benefits accorded to either of them by us.

The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. The persons named in the proxy intend to vote the shares subject to such proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed proxy will, in their discretion, vote the shares subject to such proxy for another person selected by them for director.

Name	Class of Common Stock to Elect	Age	Present Principal Employment and Prior Business Experience	Director Since
James J. Bennett	Class B	75	Retired in 2002 as our Chief Operating Officer, in which capacity he served since 1993, and our Executive Vice President, in which capacity he served since 1996; our Vice President and Group Manager, Clinical Diagnostics from 1985 to 1993; our Vice President and Chief Operating Officer from 1977 to 1985.	1977

Albert J. Hillman	Class A	72	Of Counsel to the law firm of Townsend and Townsend and Crew since 1995 and partner in the firm from 1965 to 1995, which firm serves as our patent counsel.	1980

Ruediger Naumann-Etienne	Class B	57	Owner and Managing Director of Intertec Group since 1989; Chairman of Quinton Cardiology Systems since 2000 and Chief Executive Officer of Quinton Cardiology Systems from 2000 to 2003; Director of Varian Medical Systems since 2003; Chairman of OEC Medical Systems from 1993 to 1999, and Chief Executive Officer of OEC Medical Systems from 1995 to 1997; President and Chief Operating Officer of Diasonics from 1987 to 1990.	2001

Philip L. Padou	Class A	69	Retired since 1991; Vice President and Chief Financial Officer of Ozier Perry and Associates (a risk assessment software and consulting company) from 1987 to 1991.	1980

Alice N. Schwartz	Class B	77	Retired since 1979; Research Associate, University of California, from 1972 to 1978.	1967

Name	Class of Common Stock to Elect	Age	Present Principal Employment and Prior Business Experience	Director Since
David Schwartz	Class B	80	Chairman of the Board since 1957. Previously our President and Chief Executive Officer from 1957 through 2002.	1957

Norman Schwartz	Class B	54	Our President and Chief Executive Officer since January 1, 2003; our Vice President from 1989 to 2002; our Group Manager, Life Science, from 1997 to 2002; and our Group Manager, Clinical Diagnostics, from 1993 to 1997.	1995

In January 1997, we entered into a non-competition and employment continuation agreement with James J. Bennett pursuant to which our management has agreed to nominate him as director for a period of three years following his resignation from his position as Executive Vice President and Chief Operating Officer, which resignation became effective on January 1, 2003. See “Compensation of Directors.”

In addition to David Schwartz and Norman Schwartz, the following persons were our executive officers during all or part of 2003: Bradford J. Crutchfield, John Goetz, Ronald W. Hutton, Christine A. Tsingos and Sanford S. Wadler. Bradford J. Crutchfield (age 41) was appointed Vice President and Group Manager of the Life Science Group in 2003. Previously, he held various positions within Bio-Rad since joining us in 1985, including Managing Director, Bio-Rad Microscience, and Manager of our BioMaterials Division. John Goetz (age 54) was appointed Vice President and Group Manager of the Clinical Diagnostics Group in 2000. Previously, he held various positions within Bio-Rad since joining us in 1974 including Plant Engineer, Manufacturing Manager, Division Manager of QSD and Operations Manager of the Diagnostics Group. Ronald W. Hutton (age 46) has been our Treasurer since 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Christine A. Tsingos (age 45) was appointed our Chief Financial Officer in 2002 and Vice President in 2003. Previously, she was the Chief Operating Officer and Chief Financial Officer at Attest Systems, Inc., a provider of information technology asset discovery and management tools, from August 2002 to November 2002. Prior to that, Ms. Tsingos was a consultant to Attest Systems, Inc. from October 2000 to July 2002. She currently is and has been a member of its board of directors since May 2001. She was the Chief Financial Officer at Tavolo, Inc., an online retailer of gourmet cookware and food, from November 1999 to September 2000, and she was Treasurer, and later Vice President and Treasurer, of Autodesk, Inc., a developer of design software, from May 1990 to November 1999. Sanford S. Wadler (age 57) has been our General Counsel and Secretary since 1989 and was appointed Vice President in 1996. Our executive officers also serve in various management capacities with our wholly owned subsidiaries.

The Board of Directors recommends that you vote FOR the above-named director nominees for the class or classes of Common Stock that you hold.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has an Audit Committee and a Compensation Committee. Our Board of Directors has no nominating committee or other committees performing similar functions. During 2003, our Board of Directors held a total of nine meetings (including regularly scheduled and special meetings) and no director attended fewer than 75% of such meetings or meetings of any committee on which such director served.

Audit Committee

Our Audit Committee is composed of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou. All three Audit Committee members are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 121A of the American Stock Exchange Company Guide, and each is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor we engage, including resolution of any disagreements between our management and the independent auditor regarding financial reporting, and is responsible for reviewing and evaluating our accounting policies and system of internal accounting controls. In addition, our Audit Committee reviews the scope of our independent auditor’s audit of our financial statements, reviews and discusses our audited financial statements with management, prepares the annual Audit Committee reports that are included in our proxy statements and annually reviews the Audit Committee’s performance and the Audit Committee Charter, among other responsibilities. Our Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, any independent counsel, experts or advisors that the Audit Committee believes to be necessary or appropriate in order to enable it to carry out its duties. Our Audit Committee met four times in the year 2003. A more complete discussion is provided in the “Report of the Audit Committee of the Board of Directors” of this proxy statement, and the Audit Committee Charter that our Board of Directors has adopted, which is attached to this proxy statement as Annex A.

Compensation Committee

Our Compensation Committee, consisting of two non-employee directors, Albert J. Hillman and Philip L. Padou, met twice in 2003. Our Compensation Committee reviews and approves our executive compensation policies. A more complete discussion is provided in the “Report of the Compensation Committee of the Board of Directors” of this proxy statement.

Nominating Committee Functions

Our Board of Directors does not have a standing nominating committee or a committee performing similar functions. Our Board of Directors believes that it is appropriate for us not to have a standing nominating committee because we are controlled by the Schwartz family. Each member of our Board of Directors participates in the consideration of director nominees. Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou are all “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 121A of the American Stock Exchange Company Guide; James J. Bennett, David Schwartz, Alice N. Schwartz and Norman Schwartz are not. However, because we are controlled by the Schwartz family, we are a “controlled company” for purposes of the American Stock Exchange listing standards, and thus we are not required to have a standing nominating committee comprised solely of independent directors.

Our Board of Directors has not adopted a charter governing the director nomination process. However, it is the policy of our Board of Directors to consider stockholder nominations for candidates for membership on our Board of Directors that are properly submitted as set forth below under the caption “Communications with the

Board of Directors.” The stockholder must submit a detailed resume of the candidate together with a written explanation of the reasons why the stockholder believes that the candidate is qualified to serve on our Board of Directors. In addition, the stockholder must include the written consent of the candidate, provide any additional information about the candidate that is required to be included in a proxy statement pursuant to the rules and regulations of the Securities and Exchange Commission, and must also describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to be considered for inclusion in next year’s proxy statement, any such nominations must be properly submitted by November 25, 2004.

The director qualifications our Board of Directors has developed to date focus on what our Board of Directors believes to be those competencies that are essential for effective service on our Board of Directors. These qualifications include technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications. In addition, a candidate should possess integrity and commitment according to the highest ethical standards; be consistently available and committed to attending meetings; be able to challenge and share ideas in a positive and constructively critical manner and be responsive to our needs and fit in with other Board members from a business culture perspective.

Our Board of Directors identifies director nominees by first evaluating the current members of our Board of Directors who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board of Directors’ criteria for Board service are re-nominated. As to new candidates, our Board of Directors generally polls its members and members of our management for their recommendations. Our Board of Directors may also review the composition and qualification of the boards of our competitors, and may seek input from industry experts or analysts. Our Board of Directors reviews the qualifications, experience and background of the candidates. In making its determinations, our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as are any other candidates.

Each of the nominees included on the attached proxy card was recommended for inclusion by all of the other members of our Board of Directors.

Communications with the Board of Directors

Individuals can communicate with our Board of Directors by mailing a written communication to:

Bio-Rad Laboratories, Inc.

1000 Alfred Nobel Drive

Hercules, California 94547

Attention: Corporate Secretary

The Corporate Secretary will promptly forward all such communications to the Chairman of the Board.

Board of Directors’ Policy Regarding Board Members’ Attendance at Annual Meetings

Every member of our Board of Directors is expected to attend our annual meetings of stockholders in person, absent extraordinary circumstances such as a personal emergency. All seven of directors attended last year’s annual meeting of stockholders in person.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In 2003, Townsend and Townsend and Crew, the patent law firm to which Albert J. Hillman is Of Counsel, rendered legal services to us. Our Board of Directors has relied upon our General Counsel to determine that the services of Townsend and Townsend and Crew were provided on terms at least as fair to us as if they had been provided by a non-affiliate. Our General Counsel is responsible for the management of all of our relationships with providers of legal services.

COMPENSATION OF DIRECTORS

Pursuant to the policy of our Board of Directors, directors who are not also our employees are paid a fee of $1,600 per month plus $100 for any meetings in excess of 16 per year for serving as directors. Audit Committee members are paid an additional $625 per month.

In January 1997, we entered into a non-competition and employment continuation agreement with James J. Bennett, our then Executive Vice President and Chief Operating Officer. Under the terms of this Agreement, Mr. Bennett agreed not to compete with us for two years after the end of his employment with us. Mr. Bennett resigned as our Executive Vice President and Chief Operating Officer effective January 1, 2003. Pursuant to the terms of this Agreement, our management has agreed to nominate him as director for a period of three years following his resignation. Mr. Bennett is continuing to serve as an employee and perform mutually agreed tasks for six weeks in each twelve-month period for up to five years from his resignation. Mr. Bennett is paid his weekly salary in effect at the time of his resignation for those six weeks, plus his annual Board fees, the total of which is paid in 26 equal installments over each twelve-month period. For mutually agreed assignments extending beyond the six weeks, his compensation will be at his weekly pay rate in effect at the time of his resignation. During this period of continued part-time employment with us, Mr. Bennett is permitted to exercise all vested stock options granted to him prior to his resignation. In addition, if Mr. Bennett retires and ceases part-time employment with us, he is entitled to exercise his stock options for a period of two years after such retirement.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table presents compensation paid or accrued by us for services rendered during 2003, 2002 and 2001 by our CEO and our four other most highly compensated executive officers in 2003 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)					Long-Term Compensation(2)
Name and Principal Position	Year	Salary		Bonus		Shares Underlying Options	All Other Compensation(3)

David Schwartz Chairman of the Board(4)	2003 2002 2001	$ $ $	509,440 531,495 528,835	$ $ $	166,248 317,526 271,882	10,000 65,240 0	$ $ $	20,370 931,014 591,967	(5) (5)
Norman Schwartz President and Chief Executive Officer(6)	2003 2002 2001	$ $ $	455,414 348,424 316,252	$ $ $	150,082 166,175 154,644	67,783 10,000 0	$ $ $	10,000 10,000 8,500

John Goetz Vice President and Group Manager	2003 2002 2001	$ $ $	337,340 321,338 300,190	$ $ $	137,968 189,388 137,256	10,000 10,000 0	$ $ $	10,000 10,000 8,500

Sanford S. Wadler Vice President, General Counsel and Secretary	2003 2002 2001	$ $ $	306,892 295,532 295,218	$ $ $	86,815 305,957 0	10,000 10,000 0	$ $ $	10,000 10,000 8,500

Christine A. Tsingos Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	285,000 21,923 —	$ $ $	84,104 50,000 —	10,000 0 —	$ $ $	1,148 0 —

(1)	All other annual compensation amounts not included elsewhere in this proxy statement for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary. The bonus amounts are payments made in 2002, 2003 and 2004 respectively, for services rendered in the immediately preceding year.

(2)	There have been no restricted stock awards or payouts under long-term incentive plans during the fiscal years reflected on this table.

(3)	Amounts reported are contributions made in 2002, 2003 and 2004 respectively, for services rendered in the immediately preceding year pursuant to the Employees’ Deferred Profit Sharing Retirement Plan. A more complete discussion is provided in the section titled “Profit Sharing Plan Contributions” of the “Report of the Compensation Committee of the Board of Directors” in this proxy statement.

(4)	President, Chief Executive Officer and Chairman of the Board during 2001 and 2002 and continued as Chairman in 2003.

(5)	In addition to profit sharing plan contributions as described in number (3) above, David Schwartz and Alice N. Schwartz received “split dollar” life insurance benefits from us. We were a party to a “split dollar” life insurance agreement with a trust established by David Schwartz and Alice N. Schwartz under which the trust was the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice N. Schwartz for which we paid the premiums. The insurance policy was terminated as of December 31, 2003. A more complete discussion is provided in the section titled “Split Dollar Life Insurance” of the “Report of the Compensation Committee of the Board of Directors” in this proxy statement.

(6)	Chief Executive Officer since January 1, 2003 and Vice President and Group Manager during 2001 and 2002.

OPTION GRANTS IN 2003

The following table presents certain information regarding stock options granted to the Named Executive Officers in 2003.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation of Option Term(2)
Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees In 2003		Exercise Price ($/Share)		Expiration Date	Assumed Appreciation of 5%		Assumed Appreciation of 10%
David Schwartz	2,777.92%				$39.60	02/05/08		$17,623		$51,037
	7,223	2.38%			$36.00	02/05/13		$163,530		$414,417

Sanford S. Wadler	10,000	3.30%			$35.50	02/05/13		$223,258		$565,779

Norman Schwartz	2,955 64,828	.98 21.40	% %	$ $	39.60 36.00	02/05/08 02/05/13	$ $	18,753 1,467,719	$ $	54,308 3,719,489

John Goetz	10,000	3.30%			$35.50	02/05/13		$223,258		$565,779

Christine A. Tsingos	10,000	3.30%			$35.50	02/05/13		$223,258		$565,779

(1)	All stock options granted in 2003 in this table are incentive stock options with the exception of non-qualified stock options for the following: 7,223 shares granted to David Schwartz, 64,828 shares granted to Norman Schwartz, 4,508 shares granted to John Goetz and 4,958 shares granted to Sanford S. Wadler. The exercise prices are equal to at least 100% of the fair market value of the underlying securities at the time such options were granted. All shares subject to the above options are shares of Class A Common Stock with the exception of all of the options granted to David Schwartz and Norman Schwartz, which were for shares of Class B Common Stock. All of these stock options have a term of ten years (except for options to purchase 2,777 and 2,955 shares of Class B Common Stock, which were granted to David Schwartz and Norman Schwartz, respectively, and which have a term of five years) and become exercisable at a rate not greater than 20% per annum commencing one year after the date of grant. In 2003, options to purchase 121,783 shares were granted to all executive officers as a group (including options to purchase 77,783 shares of Class B Common Stock granted to David Schwartz and Norman Schwartz), and options to purchase 181,210 shares were granted to all other employees.

(2)	Potential realizable value is based on an assumption that the stock price of the applicable class of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth.

The following table presents the number of shares for which options were exercised in 2003, as well as the number of exercisable and unexercisable options held by the Named Executive Officers at December 31, 2003.

AGGREGATE OPTION EXERCISES IN 2003 AND

DECEMBER 31, 2003 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The- Money Options at December 31, 2003(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David Schwartz(2)	9,500	$261,725	328,453	99,073	$14,643,624	$3,402,483

Sanford S. Wadler	600	$13,236	39,086	25,614	$1,790,352	$798,083

Norman Schwartz(2)	7,500	$162,600	25,598	84,685	$1,165,205	$2,073,634

John Goetz	0	$0	33,185	23,995	$1,497,961	$730,186

Christine A. Tsingos	0	$0	0	10,000	0	$221,700

(1)	The closing prices of Class A Common Stock and Class B Common Stock on December 31, 2003 were $57.67 and $58.00 per share, respectively.

(2)	David Schwartz and Norman Schwartz held options to purchase shares of Class B Common Stock only.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is composed of Albert J. Hillman and Philip L. Padou. We do not currently have any interlocking relationships with another entity involving any of our Compensation Committee members. James J. Bennett, David Schwartz, Norman Schwartz, Alice N. Schwartz and Ruediger Naumann-Etienne participate in general Board of Directors’ discussions of compensation, bonuses and stock options. David, Norman and Alice N. Schwartz were absent from and did not participate in the discussions or decisions concerning our President’s compensation.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Our Compensation Committee was formed in December 1993. The function of our Compensation Committee is to review and approve the compensation arrangements for our senior management and any compensation plans in which our executive officers and directors are eligible to participate. Our Compensation Committee has furnished the following report on executive compensation.

Objectives and Overview

The overall objectives of our executive compensation programs are:

•	to attract, retain and motivate key executive talent;

•	to reward key executives based on business performance;

•	to align executive incentives with the interests of our stockholders; and

•	to encourage the achievement our objectives.

Executive compensation consists of four components: (1) base salary; (2) annual and special incentive bonus payments; (3) long-term incentives in the form of stock options and (4) contributions to our profit sharing plan. We strive to provide a competitive total compensation package to our senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

Base Salary

Each year, we obtain studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for our senior managers. Within the comparative groups of companies surveyed, we set executive base salaries and total compensation near and below the arithmetic mean of the surveys, respectively. Each executive’s base salary is determined by an assessment of the executive’s job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive’s performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year’s budget process. For 2003, our merit increase guideline was 3.75% and was based on the compensation surveys.

Incentive Bonus Payments

Our executive officers, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers’ eligible wages. Annual bonuses are awarded to executive officers, including the President and our other key employees and our operating units, who meet certain annual and operating unit goals, which are previously established by our senior management. In 2003, the performance factors used in calculating bonuses included sales volume, direct contribution and inventory and/or receivable management turns, as measured against annual objectives. Performance goals have been established for us as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to competitive industry standards. The bonus calculation is weighted between our performance and operating unit performance according to the responsibilities of each executive. Incentive bonuses may be awarded in cash and/or stock.

Bonuses for performance in 2003 were awarded in March 2004 and ranged from 0.0% to 40.9% of base salaries. Bonuses for 2002 were awarded in March 2003 and ranged from 2.8% to 104.0% of base salaries. Bonuses for 2001 were awarded in March 2002 and ranged from 0.0% to 53.9% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and our performance. Special bonuses are awarded only on completion of specific projects or transactions.

Long-Term Incentives

We provide our executive officers and other key employees with long-term incentive compensation through the grant of stock options. We believe that stock options provide our key employees with the opportunity to purchase and maintain an equity interest in us and to share in the appreciation of the value of our stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with us for the long term because the options are vested over a four- or five-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of our Common Stock increases over time.

Our Board of Directors has delegated certain responsibilities of administration of our stock option plans to the Stock Option Award Committee. Our Stock Option Award Committee is composed of Albert J. Hillman and Philip L. Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. Our Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees. Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company’s business of each officer and key employee. The option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting.

Profit Sharing Plan Contributions

Our employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees’ Deferred Profit Sharing Retirement Plan (“Profit Sharing Plan”) on the same basis as all of our other employees. The Profit Sharing Plan covers all of our full-time employees, or any of our participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by our Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 2003, our Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement, termination of employment with us or as required by regulation or law.

Split Dollar Life Insurance

We were a party to a Split Dollar Life Insurance agreement with a trust established by David Schwartz and Alice N. Schwartz for their heirs. Our Board of Directors had determined that in the event of the demise of David Schwartz and Alice N. Schwartz, their heirs might be required to sell a significant amount of their holdings in us in order to satisfy estate taxes. Our Board of Directors believed that such event might have resulted in a major disruption in the trading of our stock, and determined that it was in the best interest of our stockholders to procure a life insurance policy that would provide proceeds to the heirs for the payment of such taxes. Under this agreement, the trust was the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice N. Schwartz. We paid the premiums for this policy, a portion of which would have been repaid to us upon the deaths of David Schwartz and Alice N. Schwartz prior to the termination of the agreement. This agreement and policy were terminated as of December 31, 2003.

President’s Compensation

For 2003, our Compensation Committee was primarily responsible for determining and approving our President’s compensation. Our President’s compensation was compared with compensation of other CEOs in the above-mentioned surveys and proxy statements for comparable companies. Our President’s salary is typically set within the mid-range of CEO’s salaries surveyed for comparable companies.

Our President’s annual bonus is based on the achievement of our financial goals. The same performance criteria are used to calculate our President’s annual bonus as those established for other eligible executive officers. These criteria are discussed above under “Incentive Bonus Payments.” A bonus of $150,082 was paid in 2004 based on performance against previously established growth and profitability targets for 2003.

Corporate Tax Deduction for Compensation in Excess of $1 Million Per Year

To the extent readily determinable and as one of the factors in its consideration of compensation matters, our Compensation Committee considers the anticipated tax consequences to us and to our executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond our Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, our Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. Our Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

THE COMPENSATION COMMITTEE

Albert J. Hillman

Philip L. Padou

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee was established on September 24, 1992, and our Board of Directors adopted its Audit Committee charter on June 7, 2000. During fiscal 2003, the Audit Committee was comprised of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou who were “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 121A of the American Stock Exchange Company Guide. Albert J. Hillman and Ruediger Naumann-Etienne joined the Audit Committee in October 2001; Philip L. Padou joined the Audit Committee in September 1992.

Our management is responsible for our internal controls and our financial reporting process. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted accounting practices and to issue a report thereon. Our Audit Committee’s responsibility is to monitor and oversee these processes. The following is our Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2003.

Our Audit Committee has:

•	reviewed and discussed our audited financial statements with management;

•	discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

•	discussed with Deloitte & Touche LLP, our independent auditors, its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees: The aggregate fees billed for professional services rendered by our current independent auditors, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the audit of our annual financial statements (including all of our subsidiaries), audit-related fees, tax fees and all other fees for the fiscal years ended December 31, 2002 and 2003, as compiled on an invoice-date basis were:

	2002	2003
Audit Fees(1)	$348,000	$1,503,800
Audit-Related Fees(2)	$0	$348,300
Tax Fees(3)	$95,300	$1,317,100
All Other Fees(4)	$19,500	$0

(1)	Audit Fees include aggregate fees billed for professional services rendered in connection with Deloitte & Touche’s audit of our annual consolidated financial statements for the fiscal years ended 2002 and 2003, the reviews of our consolidated financial statements included in our Quarterly Reports on Forms 10-Q for each of those fiscal years, and the attestation services for the statutory audits of international subsidiaries. Included in Audit Fees billed in 2003 is approximately $644,000 for services related to the audit of our consolidated financial statements for the fiscal year ended 2002.
(2)	Audit-Related Fees in 2003 include $201,100 for professional services rendered in connection with our offering of 7.50% Senior Subordinated Notes and $147,200 for services provided in connection with our readiness for compliance with the Sarbanes-Oxley Act of 2002.
(3)	Tax Fees include aggregate fees billed for professional services rendered in connection with tax planning, international tax compliance and expatriate income taxes.

(4)	Other Fees in 2002 include aggregate fees billed for professional services rendered in connection with our software system supporting the data underlying our financial statements, or generating information that is significant to such statements, taken as a whole. Such services were performed by Deloitte & Touche prior to their retention as our independent auditors.

The Audit Committee pre-approves each and every service performed by our independent auditors, including all services described in each of the four subcategories above.

Financial Information Systems Design and Implementation Fees: For the fiscal year ended December 31, 2003, we paid no fees to our principal accountants for professional services rendered in connection with the operation, supervision or management of our information systems or local area network, or for the design or implementation of a hardware or software system for aggregating source data underlying our financial statements, or generating information that is significant to such statements, taken as a whole. For the fiscal year ended 2002, we paid $19,500 for such services, which were performed by Deloitte & Touche prior to their retention as our independent auditors.

Change of Independent Public Accountants in 2002: On July 8, 2002, our Board of Directors adopted the recommendation of its Audit Committee that Arthur Andersen LLP be dismissed as our independent auditors and that Deloitte & Touche LLP be retained as our new independent auditors. Andersen’s reports on our financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2001 and through July 8, 2002 there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on our consolidated statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Our Audit Committee has considered whether the provision of services described above under the captions “Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees” and “Financial Information Systems Design and Implementation Fees” are compatible with maintaining our independent auditor’s independence, and has determined that the provision of such services to us does not compromise the independent auditor’s independence.

THE AUDIT COMMITTEE

Albert J. Hillman

Ruediger Naumann-Etienne

Philip L. Padou

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative stockholder returns over the past five years for the Company’s Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group, assuming $100 invested on December 31, 1998, and reinvestment of dividends:

(1)	The peer group consists of the following public companies: Beckman Coulter; Becton Dickinson; Diagnostic Products; Invitrogen; Meridian Bioscience; Millipore; and PerkinElmer Inc. (note: Invitrogen included as of December 31, 1999). Companies in the peer group reflect our participation in two different markets: life science research products and clinical diagnostics. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as we do. Collectively, the peer group reflects products and markets similar to those of Bio-Rad.

This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Insiders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports which they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to insiders were complied with, with the following exceptions: in June 2003, a Form 4 was submitted for Norman Schwartz indicating a gifting of 1,600 shares of Class B Common Stock received by his wife, Adria Schwartz, in January 2001, which was not previously recorded.

II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to serve as our auditors for the fiscal year ending December 31, 2004. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

Although we are not required to do so, we wish to provide our stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly we are submitting a proposal to ratify the selection of Deloitte & Touche LLP. If our stockholders should fail to ratify this proposal, our Board of Directors will consider the selection of another auditing firm.

The Board of Directors recommends that you vote FOR ratification of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending December 31, 2004.

III. APPROVAL OF AMENDMENT TO INCREASE

AUTHORIZED NUMBER OF SHARES OF OUR CAPITAL STOCK

Our Board of Directors proposes to amend our restated certificate of incorporation to increase the number of authorized shares of our capital stock. Our existing restated certificate of incorporation authorizes us to issue 77,500,000 shares of capital stock, of which 50,000,000 shares are designated as Class A Common Stock, 20,000,000 shares are designated as Class B Common Stock and 7,500,000 shares are designated as Preferred Stock. Our Board of Directors believes this capital structure is inadequate for our present and future needs. Therefore, on February 4, 2004, our Board of Directors unanimously adopted and declared advisable the amendment of our existing restated certificate of incorporation to increase the total number of our authorized shares of capital stock to 107,500,000 shares, of which 80,000,000 shares will be designated as Class A Common Stock, 20,000,000 shares will be designated Class B Common Stock and 7,500,000 shares will be designated Preferred Stock. Our Board of Directors believes this capital structure more appropriately reflects our present and future needs and recommends such amendment and restatement to our stockholders for adoption.

Our Board of Directors recommends that the our existing restated certificate of incorporation be so amended by deleting and replacing Section 4(a) of our existing restated certificate of incorporation with the following paragraph:

“The total number of shares of all classes of stock which the corporation shall be authorized to issue is 107,500,000 shares, divided into three classes of shares of stock as follows: 80,000,000 shares of Class A

Common Stock, par value $0.0001 per share (“Class A Common”), 20,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common”), and 7,500,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).”

The text of the proposed certificate of amendment to our existing restated certificate of incorporation is attached as Appendix B to this proxy statement. Copies of our existing restated certificate of incorporation are available for inspection at our principal executive offices and will be sent to any stockholder upon written request. If all of the proposed amendments to our existing restated certificate of incorporation are adopted, the proposed certificate of amendment to our existing restated certificate of incorporation will become effective upon its filing with the Secretary of the State of Delaware.

Adoption of the proposed certificate of amendment to our existing restated certificate of incorporation by our stockholders will not constitute the issuance of additional shares of Class A Common Stock, Class B Common Stock or Preferred Stock and will not affect the rights of the holders of currently outstanding shares of such stock.

As of March 1, 2004, 20,800,252 shares of Class A Common Stock, 4,850,140 shares of Class B Common Stock and no shares of Preferred Stock were outstanding. Under our existing restated certificate of incorporation, a holder of Class B Common Stock has the right at any time to convert any share of Class B Common Stock into one share of Class A Common Stock. As a result, we have reserved for issuance a total of 4,850,140 shares of Class A Common Stock to allow for this conversion. The total number of shares of Class A Common Stock and Class B common Stock outstanding excludes 1,197,292 shares of Class A Common Stock and 594,849 shares of Class B Common Stock that are issuable upon exercise of outstanding options and warrants.

Purpose for Authorizing Additional Capital Stock

Approval of the proposed certificate of amendment to our existing restated certificate of incorporation by our stockholders will give our Board of Directors the express authority, without further action by our stockholders, to issue additional shares of Class A Common Stock from time to time as the Board of Directors deems necessary. Our Board of Directors is submitting this proposal to our stockholders at this time to provide us with flexibility to adjust the number of shares of Class A Common Stock for a variety of proper corporate purposes without further action by our stockholders, except as may be required by law, regulation or stock exchange rule. As a result, we would be in a better position to take prompt advantage of opportunities for which the issuance of our capital stock might be appropriate, including, without limitation, stock splits, acquisition transactions, equity or convertible debt financings, stock dividends or distributions, issuance of options pursuant to our stock option plans or other bona fide corporate purposes. We have not committed to issue any shares of capital stock which are the subject of the proposed certificate of amendment to our existing restated certificate of incorporation.

Effects of Increasing the Authorized Capital Stock

Approval of the proposed certificate of amendment to our existing restated certificate of incorporation by our stockholders could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares of our capital stock by our Board of Directors. The proposed certificate of amendment to our existing restated certificate of incorporation could have an anti-takeover effect, in that 30,000,000 additional shares of our capital stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, we could issue additional shares of our capital stock so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares of our capital stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership of or voting rights of persons seeking to cause such removal. Although the proposed certificate of amendment to our existing restated

certificate of incorporation has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is our Board of Directors currently aware of any such attempts directed at us), nevertheless, our stockholders should be aware that approval of the proposed certificate of amendment to our existing restated certificate of incorporation could facilitate future efforts by us to deter or prevent changes in control of us, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

In addition, an issuance of additional shares of our capital stock could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares would dilute the earnings per share and book value per share of all outstanding shares of our capital stock. If such factors were reflected in the price per share of Class A Common Stock and Class B Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. Our Class A Common Stock, Class B Common Stock and Preferred Stock carry no preemptive rights to purchase additional shares upon the issuance of additional shares of our capital stock. The adoption of the proposed certificate of amendment to our existing restated certificate of incorporation will not of itself cause any change in our capital accounts.

Vote Required

To approve the proposed certificate of amendment to our existing restated certificate of incorporation, we are required to obtain the affirmative vote of a majority of (i) the outstanding Class A Common Stock voting together as a single class; and (ii) the Voting Power of the Company.

The Board of Directors recommends that you vote FOR the proposed certificate of amendment to our existing restated certificate of incorporation.

IV. OTHER MATTERS

At the date of this proxy statement, our Board of Directors does not know of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons named in such proxies.

Our annual report for the year ended December 31, 2003, including financial statements, has been mailed, or is being mailed concurrently with this proxy statement, to all of our stockholders as of the record date for our annual meeting.

Stockholders of record on March 1, 2004 may obtain copies without charge of our annual report on Form 10-K (excluding exhibits) filed with the Securities and Exchange Commission by contacting:

Bio-Rad Laboratories, Inc.

Attn: Corporate Secretary

1000 Alfred Nobel Drive

Hercules, CA 94547

http://www.bio-rad.com

STOCKHOLDER PROPOSALS

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than November 25, 2004.

If you want to present a proposal at next year’s annual meeting but do not wish to have it included in the Company’s proxy statement, you must submit it in writing to us at the above address by February 8, 2005.

By order of the Board of Directors

BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

March 31, 2004

ANNEX A

BIO-RAD LABORATORIES, INC. (the “Company”)

Audit Committee Charter

Audit Committee Requirements and Structure

The board of directors of the Company (the “Board”) shall appoint an audit committee (the “Audit Committee”) of at least three (3) members, each of whom is a member of the Board and is independent and able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, at the time of appointment (each, a “Member”). In order to be considered independent, a Member must meet the applicable requirements of the American Stock Exchange (“AMEX”) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), promulgated by the Securities and Exchange Commission (“SEC”) (see the attached “Definitions” section).

At least one (1) Member at all times shall be financially sophisticated (in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). In addition, at least one (1) Member shall be an “audit committee financial expert,” as defined by the SEC (see the attached “Definitions” section) or the Company shall disclose in its periodic reports filed with the SEC pursuant to the Exchange Act the reasons why at least one (1) Member is not an “audit committee financial expert.”

The Board shall elect or appoint a Member to be the chair of the Audit Committee. The Board may remove a Member at any time, with or without cause.

Audit Committee Purpose and Role

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee shall have an oversight role on behalf of and as a representative of the Board and the stockholders of the Company. The Audit Committee should be satisfied that the key financial systems, and the procedures and controls that support them, will generate the information necessary to manage and properly report on the operations of the Company. Responsibility for reliable financial reporting lies first with the Company, starting with top management, which sets the tone and establishes the financial reporting environment. The Audit Committee needs to understand and assess this environment and the system of internal controls so that it can exercise effective oversight. This will mean asking the right questions of management and expecting forthright responses while still respecting the role of management.

Audit Committee Responsibilities and Process

In carrying out its responsibilities, the Audit Committee’s policies and procedures should remain flexible, to the extent permissible, in order to best react to changing conditions and to ensure to the Board and the stockholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

The Audit Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Audit Committee believes to be necessary or appropriate. The Audit Committee may also utilize the services of the Company’s regular legal counsel or other advisors of the Company. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (any such firm, an “Independent Auditor”); (b) compensation to any advisors employed by the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate for carrying out its duties.

The responsibilities of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements, and review the adequacy of the Company’s system on internal control and monitoring compliance with Company policies and guidelines.

•	Maintain direct responsibility for the appointment, compensation, retention and oversight of the work of any Independent Auditor engaged by the Company, including resolution of any disagreements between the Company’s management and the Independent Auditor regarding financial reporting. The Independent Auditor shall report directly to the Audit Committee.

•	Ensure receipt from the Independent Auditor of a formal written statement delineating all relationships between the Independent Auditor and the Company, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the Independent Auditor with respect to any disclosed relationships, compensation or services that may affect the independence or objectivity of the Independent Auditor; and take, or recommend that the full Board take, appropriate action to oversee the Independent Auditor’s objectivity and independence.

•	Confirm with the Independent Auditor that the Independent Auditor is in compliance with audit firm or audit partner rotation requirements, prohibitions on employment of former Independent Auditor employees and prohibitions on compensation for audit partners established by the SEC.

•	Review the Independent Auditor’s audit scope and approach.

•	Before the Independent Auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the Independent Auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated Members the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the Independent Auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

•	If applicable, consider whether the Independent Auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the Independent Auditor.

•

Review reports prepared by the Independent Auditor, including the Independent Auditor report to the Audit Committee (required prior to filing any audit report) regarding: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information, within GAAP, that have been discussed with management officials of Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor and (iii) other material written communications between the Independent Auditor and the Company management, such as any management letter or schedule of unadjusted differences. Hold meetings (including private meetings as necessary) with the Independent Auditor.

•	Discuss “Communications with Audit Committees” Statement on Auditing Standards (SAS) 61 items with the Independent Auditor as well as the quality of the Company’s accounting principles applied before the audit sign-off.

•	Based on the review and discussions referred to in the immediately preceding two bullet points, and based on the disclosures received from the Independent Auditor regarding its independence and discussions with the Independent Auditor regarding such independence pursuant to the third bullet point of this section, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

•	Prior to the filing of the Company’s quarterly report on Form 10-Q, discuss with the Independent Auditor significant events, transactions, or changes in accounting estimates that have occurred during the year, which the Independent Auditor, in performing the quarterly review, believes to have affected the quality of the Company’s financial reporting.

•	Hold meetings with and/or review reports from the CEO and CFO regarding disclosure by the CEO and CFO of significant deficiencies or weaknesses in internal controls and any fraud, material or not, involving the Company management or other employees who play a significant role in the Company’s internal controls.

•	Review with the Company’s General Counsel any legal matter that could reasonably be expected to have a significant impact on the Company’s financial statements.

•	Conduct a post-audit review of the financial statements and audit findings, which review should include: (i) consideration of any suggestions for improvements provided to management by the Independent Auditor and (ii) discussions with the Independent Auditor regarding the Independent Auditor’s judgments about the quality and acceptability of the Company’s accounting principles.

•	Review and discuss the audited financial statements with management.

•	Prepare, review and approve the required annual Audit Committee Report to be included in the Company’s proxy statement.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the anonymous and confidential submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review the findings of any examination by regulatory agencies such as the SEC.

•	Review and assess potential conflicts of interest and related party transactions on an ongoing basis and approve any such permissible related party transactions.

•	Review internal audit plans and results, organization structure and qualifications.

•	Review and assess the performance of the Audit Committee and its Members, including a review of the Audit Committee’s compliance with this charter.

•	Review and reassess the adequacy of this charter on at least an annual basis and submit any recommended changes to the full Board for its consideration.

•	Perform other oversight functions as requested by the Board.

•	Report its activities to the Board on a regular basis.

Audit Committee Meetings

The Audit Committee shall meet at least once each calendar quarter, and otherwise, as the Audit Committee determines necessary to carry out its duties and responsibilities. Meetings shall be set up with management, internal auditors and the Independent Auditor to address the issues and carry out the duties set forth above.

Adopted by the Board of Directors of the Company

on

March 11, 2004.

FOR REFERENCE PURPOSES ONLY

DEFINITIONS

Independent

In order to be considered “independent” for purposes of this charter, a Member may not, other than in his or her capacity as a Member of the Audit Committee, the Board or any other Board committee:

(i)	accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof (provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service)); or

(ii)	be an “affiliated person” (see below) of the Company or any of its subsidiaries.

In addition, in order to be considered “independent” under the AMEX rules, a Member must not be an officer or an employee of the Company or any parent or subsidiary of the Company, and the Board must also affirmatively determine that the Member does not have a material relationship with the Company that would interfere with the exercise of independent judgment. The following is a non-exclusive list of persons who shall not be considered “independent”:

(i)	a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company, other than prior employment as an interim Chairman or CEO;

(ii)	a director who accepts or has an “immediate family member” (see below) who accepts any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the Company’s securities, compensation paid to an immediate family member who is a non-executive employee of the Company or of a parent or subsidiary of the Company, compensation received for former service as an interim Chairman or CEO, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under Section 13(k) of the Securities Exchange Act;

(iii)	a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Company or any parent or subsidiary of the Company as an executive officer;

(iv)	a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(v)	a director of the Company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company’s executive officers serve on that entity’s compensation committee; and

(vi)	a director who is, or has an immediate family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Affiliated Person

The term “affiliate” of, or a person “affiliated” with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. A person will be deemed not to be in control of a specified person if the person:

(i)	is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and

(ii)	is not an executive officer of the specified person.

The following will be deemed to be affiliates:

(i)	an executive officer of an affiliate;

(ii)	a director who also is an employee of an affiliate;

(iii)	a general partner of an affiliate; and

(iv)	a managing member of an affiliate.

The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

Immediate Family Member

“Immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person’s home (other than domestic employees).

Audit Committee Financial Expert

An “audit committee financial expert” means a person who has the following attributes:

(i)	an understanding of generally accepted accounting principles and financial statements;

(ii)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii)	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)	an understanding of internal controls and procedures for financial reporting; and

(v)	an understanding of audit committee functions.

The “audit committee financial expert” shall have acquired such attributes through:

(i)	education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii)	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv)	other relevant experience.

ANNEX B

CERTIFICATE OF AMENDMENT

TO

RESTATED

CERTIFICATE OF INCORPORATION

OF

BIO-RAD LABORATORIES, INC.

(a Delaware Corporation)

Bio-Rad Laboratories, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.	The name of the corporation (hereinafter called the “Corporation”) is Bio-Rad Laboratories, Inc.

2.	The Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Section 4(a) thereof and by substituting in lieu thereof the following new Section 4(a):

“The total number of shares of all classes of stock which the corporation shall be authorized to issue is 107,500,000 shares, divided into three classes of shares of stock as follows: 80,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common”), 20,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common”), and 7,500,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).”

3.	The amendment of the Restated Certificate of Incorporation of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Bio-Rad Laboratories, Inc. has caused this certificate to be executed by Norman D. Schwartz, its President and Chief Executive Officer, and Sanford S. Wadler, its Vice President, General Counsel and Secretary, this              day of             , 2004.

Norman D. Schwartz, President and Chief Executive Officer

Sanford S. Wadler, Vice President, General Counsel and Secretary

B-1

APPENDIX C

Proxy

Class A Common Stock

BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 27, 2004

The undersigned does hereby appoint NORMAN SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. (the “Company”) of record in the name of the undersigned at the close of business on March 1, 2004, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 27, 2004 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof:

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Item 1.	ELECTION OF THE FOLLOWING DIRECTORS: ALBERT J. HILLMAN, PHILIP L. PADOU.

For All                Withhold All                 For All Except

    [_]                             [_]                                 [_]

(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

Item 2.	PROPOSAL to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors.

    For             Against             Abstain

     [_]               [_]                     [_]

Item 3.	PROPOSAL to adopt the certificate of amendment to the Company’s existing restated certificate of incorporation.

    For             Against             Abstain

     [_]               [_]                     [_]

Dated:

Signature:

Signature,

If held jointly:

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed.

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

Proxy

Class B Common Stock

BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 27, 2004

The undersigned does hereby appoint NORMAN SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. (the “Company”) of record in the name of the undersigned at the close of business on March 1, 2004, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 27, 2004 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof:

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Item 1.	ELECTION OF THE FOLLOWING DIRECTORS: JAMES J. BENNETT, RUEDIGER NAUMANN-ETIENNE, ALICE N. SCHWARTZ, DAVID SCHWARTZ AND NORMAN SCHWARTZ.

For All                Withhold All                 For All Except

    [_]                             [_]                                 [_]

(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

Item 2.	PROPOSAL to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors.

    For             Against             Abstain

     [_]               [_]                     [_]

Item 3.	PROPOSAL to adopt the certificate of amendment to the Company’s existing restated certificate of incorporation.

    For             Against             Abstain

     [_]               [_]                     [_]

Dated:

Signature:

Signature,

If held jointly:

Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.